UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2006
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                            GEORGETOWN BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
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(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                                 01833
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.
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         On August 2, 2006, Georgetown Bancorp, Inc. (the "Company") issued a Press Release disclosing its results of operations and financial condition at and for the three and six months ended June 30, 2006. A copy of the Press Release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses at and for the period ended June 30, 2006, as part of its Form 10-QSB covering that period.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01      Other Events.
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         On July 31, 2006, the Board of Directors of the Company approved a stock repurchase plan. The Company intends to repurchase up to 5% of its issued and outstanding shares, or up to 138,862 shares. The authorized share repurchases represent approximately 11.1% of the Company's publicly traded shares. As of June 30, 2006, the Company had 2,777,250 common shares outstanding, including 1,527,487 shares held by Georgetown Bancorp, MHC. The repurchases generally will be effected through open market purchases, although there may be the possibility of unsolicited negotiated transactions or other types of repurchases. The repurchased shares will be retained as treasury stock, and available for general corporate purposes. A copy of the press release announcing the share repurchase plan is included herein as Exhibit 99.1 and is incorporated by reference.


Item 9.01.     Financial Statements and Exhibits.
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(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

         Exhibit No.                        Description
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                99.1                        Press release dated August 2, 2006

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GEORGETOWN BANCORP, INC.


DATE:  August 2, 2006          By:       /s/ Robert E. Balletto
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                                           Robert E. Balletto
                                           President and Chief Executive Officer